UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2007, The Hain Celestial Group, Inc.’s Board of Directors amended Article V, Section 1 (regarding Share Certificates), Article V, Section 3 (regarding Transfer of Shares) and Article V, Section 7 (regarding Lost, Destroyed or Mutilated Certificates) of the Company's By-laws in order to enable the Company to comply with Nasdaq Stock Market Marketplace Rule 4350(l) (the "Direct Registration Rule"). The Direct Registration Rule requires Nasdaq-listed securities to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Securities Exchange Act on and after January 1, 2008. A direct registration program is a system for book-entry ownership of stock or other securities, in which shares are owned, recorded and transferred electronically without the issuance of a physical share certificate. Because the Company’s By-laws previously required that each stockholder was entitled to a physical share certificate, the Company's Board of Directors determined that, in order for the Company to be able to comply with the Direct Registration Rule, it was necessary and appropriate to amend the Company's By-laws to provide the authority to have uncertificated shares.

The Company’s Board of Directors also amended the By-laws in order to update corporate office and registered agent information. In addition, the Company’s Board of Directors amended Article II, Section 4 (regarding Notice of Meetings), Article II, Section 11 (regarding Notice of Meeting), Article III, Section 6 (regarding Notice of Meeting) and Article III, Section 14 (regarding Action By Consent) to update the manner in which such notices and written consents may be delivered to include electronic transmission. Article IX was also amended to permit the Company’s Board of Directors to amend or repeal the By-Laws by written consent. Previously, the Company’s Board of Directors could amend the By-laws only at a regular or special meeting.

The foregoing description is qualified in its entirety by the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.01 to this report, and which are incorporated by reference into this description.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
3.01	Amended and Restated By-Laws of The Hain Celestial Group, Inc., as amended December 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007

THE HAIN CELESTIAL GROUP, INC.
(Registrant)

By:	/s/ Ira J. Lamel
Name: Ira J. Lamel
Title: Executive Vice President and
Chief Financial Officer